UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

February 20, 2015

 FUEGO ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

  (State or Other Jurisdiction of Incorporation)

000-52054	20-2078925
(Commission File Number)	(IRS Employer Identification No.)

8010 NW 156 Terrace, Miami, Florida	33018
(Address of Principal Executive Offices)	(Zip Code)

786-546-8304

 (Registrant's Telephone Number, Including Area Code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER

On February 20, 2015, Reuters issued an article on Hugo Cancio, CEO of Fuego Enterprises, Inc. ("the Company") providing certain details regarding the Company. A copy of this article is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference in this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEGO ENTERPRISES, INC.

Date: February 24, 2015	By:	/s/ Hugo Cancio
Name: Hugo Cancio
Title: President & CEO

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